Supplement dated April 16, 2010
to the Prospectus
Dated November 30, 2009

VAN KAMPEN SENIOR LOAN FUND
as previously supplemented on November 30, 2009 and January 22, 2010

On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it had reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. The transaction (“Transaction”) includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid-2010.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved, subject to shareholder approval, a new investment advisory agreement (which includes a master sub-advisory agreement) with Invesco Advisers, Inc., a subsidiary of Invesco Ltd. At a special meeting of shareholders held on April 16, 2010, shareholders of the Fund approved the new investment advisory agreement with Invesco Advisers, Inc. The new investment advisory agreement will become effective upon the closing of the Transaction.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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